Exhibit 10.44
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 10, 2007 (the “Effective Date”), by and among Lions Gate Entertainment Corp., a corporation organized under the laws of British Columbia (the “Company”), and the parties listed on Annex A attached hereto (collectively, the “Holders” and individually a “Holder”). Company and Holders are collectively referred to herein as the “Parties” and individually as a “Party.”
     WHEREAS, to induce the Holders to enter into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) of even date herewith, by and among the Holders, Mandate Pictures, LLC, a Delaware limited liability company, Lions Gate Entertainment, Inc., a Delaware corporation, and the Company, with respect to certain provisions thereof, the Company and the Holders agree to enter into this Agreement to govern the rights of the Holders to have the Company register the shares of common stock of the Company (the “Securities”) to be issued to the Holders under, and pursuant to, the Purchase Agreement. Capitalized terms used herein but not otherwise defined herein but that are defined in the Purchase Agreement shall have the meaning ascribed to such term in the Purchase Agreement.
     WHEREAS, the Company has previously filed a shelf registration statement on Form S-3, relating to the offer and sale of certain securities held by the holders thereof from time to time in accordance with the methods of distribution set forth in the shelf registration statement and Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) (as amended or supplemented from time to time, the “Existing Shelf Registration Statement”).
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders agree as follows:
     1. Shelf Registration.
     (a) The Company shall, at its sole cost, and no later than the Effective Date, file with the Securities and Exchange Commission (the “Commission”) a supplement to the Existing Shelf Registration Statement (the “Registration Statement Supplement”) to effect the registration under the Securities Act of all of the Securities in accordance with General Instruction I. D of Form S-3. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement effective for a period (the “Shelf Registration Period”) beginning with such filing and ending on the date that is the earliest of such time that: (i) all of the Securities have been disposed of pursuant to the Shelf Registration Statement; (ii) all of the Securities required to be issued in accordance with the terms of the Purchase Agreement have been issued thereunder and may be sold by the Holders pursuant to Rule 144(k) of the Securities Act; or (iii) two years from the date that the last Security is delivered to the Holders pursuant to Section 2.8 of the Purchase Agreement. During the Shelf Registration Period, if the Existing Shelf Registration Statement would in accordance with law expire, then prior to such expiration, the Company will, at its sole cost and no later than the date of such expiration, prepare and file with the Commission a new registration statement, on an appropriate form, to effect the registration under the Securities Act of the Securities (the “Successor Registration Statement” and with the Existing Shelf Registration Statement, the “Shelf Registration Statement”), and use its reasonable best efforts to cause to be declared effective the Successor Registration Statement (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of the Holders of Securities covered by the Existing Shelf Registration Statement to make registered dispositions of the Securities.
     (b) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus (as such term is defined in the Shelf Registration Statement) and any further amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading.
     2. Registration Procedures.
     (a) The Company shall promptly give written notice to the Holders (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):
     (i) when any amendment to the Shelf Registration Statement thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;
     (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Shelf Registration Statement has been filed, and of the happening of any event that causes the Issuer to become an “ineligible issuer,” as defined in Securities Act Rule 405;
     (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
     (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus not contain any untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

     (b) The Company shall make reasonable best efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.
     (c) The Company shall furnish to each Holder included within the coverage of the Shelf Registration Statement, without charge, at least one (1) copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, if any, and, if the Holder so requests in writing, all exhibits thereto. The Company shall not, without the prior consent of the Holders, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Securities Act Rule 405.
     (d) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.
     (e) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request during such reasonable periods of time prior to sales of the Securities pursuant to the Shelf Registration Statement.
     (f) The Company shall prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Securities during the Shelf Registration Period. Without limiting the foregoing, upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(a) above during the Shelf Registration Period, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with paragraphs (ii) through (v) of Section 2(a) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders shall suspend use of such Prospectus, and the Shelf Registration Period provided for in Section 1(a)(iii) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Holders shall have received such amended or supplemented Prospectus and/or Shelf Registration Statement pursuant to this Section 2(f).

     (g) The Company will (i) cause the Securities registered pursuant hereunder to be listed on the New York Stock Exchange, and (ii) register and qualify the Securities under such other securities or Blue Sky laws of such U.S. jurisdictions as shall be reasonably requested by the Holders, and keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable the Holders, or any underwriter, to complete its disposition of the Securities during the Shelf Registration Period pursuant to the Shelf Registration Statement; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the Securities Act.
     (h) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of a twelve (12)-month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such twelve (12)-month period, subject to any proper and necessary extensions.
     (i) The Company may require each Holder of the Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may, from time to time, reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading in any material respect and any other information regarding such Holder and the distribution of such Securities as the Company may from time to time reasonably request. Any sale of any Securities by any Holder shall constitute a representation and warranty by such Holder that information of such Holder furnished in writing by or on behalf of such Holder to the Company does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in such information, (in the case of the Prospectus, in the light of the circumstances under which they were made), not misleading.
     (j) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, considered as a whole, and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the

Securities Act.
     (k) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any (the “Managing Underwriters”) and the Company reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus Supplement or post-effective amendment. The Company shall enter into an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof, and shall cause the underwriting agreement to contain indemnification provisions and procedures as shall be customary for such transaction.
     (l) The Company shall:
     (i) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity securities and such other matters as may be reasonably requested by such Holders and underwriters;
     (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Holder participating in such underwritten offering (if such Holder has provided such letter, representations or documentation, if any, required by the accountants for such “cold comfort” letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings;
     (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates and enter into such agreements as are customary and may be reasonably requested by counsel to the Holders participating in such underwritten offering and the Managing Underwriters, if any.
     3. Registration Expenses.
     (a) All expenses incident to the Company’s performance of and compliance with this Agreement will be borne by the Company, including without limitation;
     (i) all registration and filing fees and expenses;

     (ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;
     (iii) all expenses of printing (including printing certificates for the Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;
     (iv) all fees and disbursements of counsel for the Company and of one special counsel for all of the Holders;
     (v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
     (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).
The Company will bear its internal expenses, the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. The Company shall not bear and pay expenses with respect to any broker’s fees, underwriting discounts and commissions related to the Securities.
     4. Indemnification.
     (a) The Company agrees to indemnify, defend and hold harmless each Holder and its affiliates, and its and their officers, directors or trustees, as applicable, employees, agents and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) (and, as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) to which each indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to the Shelf Registration, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the indemnified parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (A) any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such

Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein or for such Holder’s failure to deliver, if required to do so under applicable law, a Prospectus, or (B) such Holder’s selling the Securities pursuant to an outdated or defective Prospectus after the Company had notified the Holder pursuant to Section 2(f) or Section 5 of this Agreement, to suspend the use of the Prospectus and prior to the Holder’s receipt of notification from the Company that the events mentioned in paragraphs (ii) through (v) of Section 2(a) have been cured or the suspension of the effectiveness of the Shelf Registration Statement pursuant to Section 5 has been terminated, or the Holder’s receipt from the Company of a corrected prospectus, as applicable; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such indemnified party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.
     (b) Each Holder, severally and not jointly, will indemnify, defend and hold harmless the Company and its affiliates, and its and their officers, directors or trustees, as applicable, employees, agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to the Shelf Registration, or (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, that, in no event shall the aggregate indemnity and contribution obligations under Section 4 by a Holder exceed the net proceeds received by such Holder from the sale of such Holder’s Securities pursuant to the Shelf Registration Statement, except in the case of fraud by such Holder. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.
     (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof, but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof; provided, however; that if the indemnified party retains separate counsel, the indemnifying party shall bear the fees and expenses of such separate counsel if the indemnified party has been advised by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4, in no event shall the aggregate indemnity and contribution obligations under Section 4 by a Holder exceed the net proceeds received by such Holder from the sale of such Holder’s Securities pursuant to the Shelf Registration Statement, except in the case of fraud by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.
     (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
     5. Suspension of Effectiveness. If the Company shall furnish to all Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it is necessary to suspend for a bona fide business reason, the effectiveness of any registration statement filed hereunder, the Company shall have the right, to suspend the effectiveness of the Shelf Registration Statement for a period of not more than an aggregate of forty five (45) days per suspension and not more than one hundred and twenty (120) days in any consecutive twelve (12) month period. If the Company suspends the effectiveness of the Shelf Registration Statement, the Shelf Registration Period provided for in Section 1(a)(iii) shall be extended for an additional number of days equal to the aggregate number of days the Company suspended the effectiveness of the Shelf Registration Statement hereunder. Upon receipt of any notice of suspension from the Company, each Holder shall suspend the use of the Prospectus and discontinue disposition of the Securities pursuant to the Shelf Registration Statement until the Holders have received copies of a supplemented or amended Prospectus or until the Holders are notified by the Company that the use of the current Prospectus may be resumed.
     6. Underwritten Offering. Any Holder who desires to do so may sell Securities (in whole or in part) in an underwritten offering; provided, that, (i) the Company shall not be obligated to cooperate with more than one underwritten offering during the Shelf Registration Period initiated by the Drake Family Trust (as defined in the Purchase Agreement) or its successors or assignees, and (ii) the Company shall not be obligated to cooperate with more than one underwritten offering during the Shelf Registration Period initiated by Kahane and Goldsmith (each as defined in the Purchase Agreement) or their successors or assignees, acting together. Upon receipt of such a request, the Company shall provide all Holders written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the Holders of a majority of the Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) such Holder furnishes to the

Company such information regarding the Holder as the Company may reasonably require for inclusion in the Shelf Registration Statement within a reasonable time after receiving such request. In addition, in connection with any such underwritten offering, the Company agrees to execute, deliver and comply with any customary lock-up letter required by the Managing Underwriter thereof. Fees and expenses associated with any underwritten offering will be borne by the appropriate party pursuant to Section 3. Notwithstanding the foregoing or the provisions of Section 2(k) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.
     7. Miscellaneous.
     (a) Other Registration Rights. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement; provided, that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Holders that the total amount of securities which the Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Securities to be included in such Shelf Registration Statement.
     (b) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations hereunder may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holder may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
     (c) No Inconsistent Agreements. The Company will not, on or after the Effective Date, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.
     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Mandate Representative; provided, that any amendment, modification, supplement, waiver or consent that expressly treats one Holder in a disproportionately adverse manner from another Holder shall require the prior written consent of such adversely affected Holder.
     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:
          If to a Holder of the Securities, to the address set forth in Annex A.
          with a copy to:
O’Melveny & Myers LLP
1999 Avenue of the Stars
7th Floor
Los Angeles, CA 90067-6035
Attention: Steven Grossman, Esq.
Telephone: (310) 246-6727
Facsimile: (310) 246-6779
          If to the Company, at its address as follows:
Lions Gate Entertainment Corp.
2700 Colorado Avenue
Suite 200
Santa Monica, California 90404
Attention: Wayne Levine, Esq.
Telephone: (310) 449-9200
Facsimile: (310) 255-3870
          with a copy to:
Liner Yankelevitz Sunshine & Regenstreif
1100 Glendon Avenue
14th Floor
Los Angeles, California 90024
Attention: Joshua B. Grode, Esq.
Telephone: (310) 500-3500
Facsimile: (310) 500-3501
All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.
     (f) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.

     (g) Assignments. The Company may not assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the Mandate Representative, and any attempted assignment in derogation of this sentence shall be null and void. Notwithstanding anything contained herein to the contrary, the registration rights of a Holder may be assigned by such Holder in connection with a transfer of the Securities of such Holder (other than pursuant to a public offering), provided that any such assignee expressly agrees in writing to be bound by the terms of this Agreement.
     (h) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which, when executed and delivered, will be deemed an original but all of which together will constitute one and the same instrument. A PDF or fax signature page shall be deemed an original signature page.
     (i) Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
     (j) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAW PROVISIONS.
     (k) Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement, effective as of the date first written above.

LIONS GATE ENTERTAINMENT CORP.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
	Title:	General Counsel

[additional signatures on the following pages]
Company Signature Page to Registration Rights Agreement

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

DRAKE FAMILY TRUST

By:	/s/ Joseph Drake

Name:	Joseph Drake
Its:	Trustee

By:	/s/ Margaret Drake

Name:	Margaret Drake
Its:	Trustee

Principal Place of Business:

Holder Signature Page to Registration Rights Agreement

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

/s/ Nathan Kahane

NATHAN KAHANE, an individual

Principal Place of Business:

Holder Signature Page to Registration Rights Agreement

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

/s/ Brian Goldsmith

BRIAN GOLDSMITH, an individual

Principal Place of Business:

Holder Signature Page to Registration Rights Agreement

ANNEX A
HOLDERS
Holder Name and Address
Joseph Drake and Margaret Drake, as trustees of the Drake Family Trust dated August
29, 2002
c/o Mandate Pictures, LLC
8750 Wilshire Boulevard,
Suite 300 East
Beverly Hills, California 90211
Nathan Kahane
c/o Mandate Pictures, LLC
8750 Wilshire Boulevard,
Suite 300 East
Beverly Hills, California 90211
Brian Goldsmith
c/o Mandate Pictures, LLC
8750 Wilshire Boulevard,
Suite 300 East
Beverly Hills, California 90211

A-1